UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

Protection One Alarm
Protection One, Inc.	Monitoring, Inc.
(Exact Name of Registrant	(Exact Name of Registrant
as Specified in Charter)	as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd Street, Suite 101	1035 N. 3rd Street, Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s Telephone Number	(Registrant’s Telephone Number
Including Area Code)	Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed in our Quarterly Report on Form 10-Q for the period ended June 30, 2007, after our merger with Integrated Alarm Services Group, Inc. on April 2, 2007 (the “Merger”) we changed the way we manage our operations. Prior to the Merger, we managed our operations in two business segments: Protection One Monitoring, which included retail and wholesale operations, and Multifamily. Subsequent to the Merger, we separated the management of our wholesale operations from our retail operations and now organize our operations into the following three business segments:

•                  Retail. Our Retail segment provides monitoring and maintenance services for electronic security systems directly to residential and business customers. We also sell and install electronic security systems for homes and businesses through our Retail segment in order to meet their security needs.

•                  Wholesale. We contract with independent security alarm dealers nationwide to provide alarm system monitoring services to their residential and business customers. We also provide business support services as well as financing assistance for these independent dealers by providing loans secured by alarm contracts and by purchasing alarm contracts.

•                  Multifamily. We provide monitoring and maintenance services for electronic security systems to tenants of multifamily residences under long-term contracts with building owners and managers.

Under generally accepted accounting principles, we are required to recast previously reported prior period financial statements to reflect the change in our segment presentation on a basis comparable to the current presentation. This Current Report on Form 8-K is being filed for the purpose of revising Items 1, 7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2006 to reflect our new segment presentation. By revising our segment presentation contained in our Annual Report on Form 10-K for the year ended December 31, 2006, our historical financial statements will be presented on a basis consistent with our most current interim financial statements.

This Current Report on Form 8-K revises only the items specified in the preceding paragraph. All other components of our Annual Report on Form 10-K for the year ending December 31, 2006 as filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2007 remain unchanged, including consolidated net income, total assets, liabilities and stockholders’ equity. This filing, including the financial statements and notes hereto, does not reflect events occurring after the date of the original filing of the Annual Report on Form 10-K for the year ending December 31, 2006. Therefore, this filing should be read together with other documents we have filed with the SEC subsequent to the filing of the original Annual Report on Form 10-K for the year ending December 31, 2006. Information in such reports and documents updates and supersedes certain information contained in this document.

This filing includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. These forward-looking statements generally can be identified by, among other things, the use of forward-looking language such as the words “estimate,” “project,” “intend,” “believe,” “expect,” “anticipate,” “may,” “will,” “would,” “should,” “could,” “seeks,” “plans,” “intends,” or other words of similar import or their negatives. Such statements include those made on matters such as our earnings and financial condition, litigation, accounting matters, our business, our efforts to consolidate and reduce costs, our customer account acquisition strategy and attrition, our liquidity and sources of funding and our capital expenditures. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The forward-looking statements included herein are made only as of the date of this report and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Certain factors that could cause actual results to differ include:  our history of losses, which are likely to continue; principal and interest payment requirements of our indebtedness; competition, including competition from companies that are larger than we are and have greater resources than we do; losses of our customers over time and difficulty acquiring new customers, changes in technology that may make our services less attractive or obsolete or require significant expenditures to upgrade; the development of new services or service innovations by our competitors; potential liability for failure to respond adequately to alarm activations; changes in management; the potential for environmental or man-made catastrophes in areas of high customer concentration; changes in conditions affecting the economy or security alarm monitoring service providers generally; and changes in federal, state or local government or other regulations or standards affecting our operations. New factors emerge from time to time, and it is not possible for us to predict all of such factors or the impact of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Business, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data

Exhibit 99.2	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.
Date: October 25, 2007	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.
Date: October 25, 2007	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer